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                                                                 EXHIBIT 10.38.1

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                                 FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
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         First Amendment dated as of April 8, 1999 to Revolving Credit and Term
Loan Agreement (the "First Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower") and BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of November 4, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent") and The CIT Group/Business Credit, Inc. as co-agents for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                  Komag Disposition. The sale by the Borrower of certain of its assets related to its media production facility to Komag, Incorporated pursuant to an Asset Purchase Agreement dated as of April 8, 1999 between the Borrower and Komag, Incorporated, which Asset Purchase Agreement shall be in form and substance reasonably satisfactory to the Agent, for a purchase price of approximately $65,000,000, which consideration shall be paid (a) in shares of Komag, Incorporated's common stock having a fair market value at the time of the consummation of the disposition by the Borrower of approximately $35,000,000; and
         (b) a subordinated seller note in favor of the Borrower from Komag, Incorporated in the principal amount of approximately $30,000,000, which subordinated note shall be in substantially the form and substance attached hereto as Exhibit H.

                  Komag Stock Sale. The sale by the Borrower from time to time pursuant to Section 10.5.2 hereof of the common stock it owns of Komag, Incorporated and which common stock was received by the Borrower from Komag, Incorporated as payment of the purchase price in the Komag Disposition, any other securities issued as a dividend or other distribution with respect to or in exchange for or in replacement of such common stock.


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         SECTION 2. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10
of the Credit Agreement is hereby amended as follows:

         (a) Section 10.3(d) of the Credit Agreement is hereby amended by inserting immediately after the words "set forth on Schedule 10.3)" which appear in Section 10.3(d) the words: "and Investments consisting of the shares of common stock of Komag, Incorporated received by the Borrower from Komag, Incorporated as payment of a portion the purchase price in the Komag Disposition, any other securities issued as a dividend or other distribution with respect to or in exchange for or in replacement of such common stock and the Investment consisting of the subordinated note from Komag, Incorporated received by the Borrower from Komag, Incorporated as payment of a portion the purchase price in the Komag Disposition".

         (b) Section 10.5 of the Credit Agreement is hereby amended by deleting
Section 10.5.2 in its entirety and restating it as follows:


                  Section 10.5.2. Disposition of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business, consistent with past practices; provided, however, so long as no Default or Event of Default shall have occurred and is continuing or would exist after giving effect thereto, the Borrower shall be permitted to (a) enter into a sale and leaseback arrangement in respect of the real property located at Irvine, California and/or Rochester, Minnesota in an arms-length transaction for fair and reasonable value; (b) consummate the Komag Disposition; and (c) consummate any Komag Stock Sale, provided, in the case of any Komag Stock Sale, the total amount of the consideration received by the Borrower for each share of the Komag, Incorporated capital stock sold by the Borrower equals such capital stock's fair market value as determined as of the date of such sale.

                  Notwithstanding anything to the contrary contained in this
         Section 10.5.2, (a) the Borrower and its Subsidiaries shall not be permitted to dispose of any assets or take (or omit to take) any action in connection with any asset sale or other disposition or engage in any other transaction which action (or omission) would require any repayment, repurchase or redemption (or any mandatory offer to repay, repurchase or redeem) by the Borrower or any of its Subsidiaries of the Subordinated Notes or any other Subordinated Debt pursuant to the Subordinated Indenture or any other Subordinated Debt Document prior to the repayment in full in cash of all the Obligations and the termination in full of the Total Commitment, or would violate the provisions of the Subordinated Indenture or similar agreement; (b) the Borrower shall not directly or indirectly sell or otherwise dispose of all or substantially all of its assets; and (c) except as expressly permitted in this Section 10.5.2, neither the Borrower nor its Subsidiaries shall sell or otherwise dispose of all or substantially all of the capital stock of any Person which is a Guarantor or is an entity the capital stock of which is pledged under the Loan Documents by the Borrower or any Guarantor, except for transfers to the Borrower or another Guarantor (with each such transfer to the Borrower or another Guarantor to be subject to the Agent's security interest therein for the benefit of the Agent and the Banks).

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Agent receives a counterpart of this First Amendment, executed by the Borrower, the Guarantors and the Majority Banks.


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         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this First Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

         SECTION 7. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).



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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as a document under seal as of the date first above written.

                                             WESTERN DIGITAL CORPORATION


                                             By: /s/ STEVEN M. SLAVIN
                                                 -------------------------------
                                             Title:  Steven M. Slavin
                                                     V.P., Taxes & Treasurer


                                             BANKBOSTON, N.A.


                                             By: /s/ [SIGNATURE ILLEGIBLE]
                                                 -------------------------------
                                             Title:  Director


                                             THE CIT GROUP/BUSINESS CREDIT, INC.


                                             By: /s/ [SIGNATURE ILLEGIBLE]
                                                 -------------------------------
                                             Title:  Vice President


                                             HELLER FINANCIAL, INC.


                                             By: /s/ TARA WROBEL
                                                 -------------------------------
                                             Title:  Tara Wrobel


                                             FLEET CAPITAL CORPORATION


                                             By: /s/ MATTHEW R. VAN STEENHUYSE
                                                 -------------------------------
                                                     Matthew R. Van Steenhuyse
                                             Title:  Senior Vice President

                                             FINOVA CAPITAL CORPORATION


                                             By: /s/ JASON ITO
                                                 -------------------------------
                                             Title:  Jason Ito
                                                     Director


                                             LASALLE BUSINESS CREDIT, INC.


                                             By: /s/ ROBERT ALEXANDER
                                                 -------------------------------
                                                     Robert Alexander
                                             Title:  Vice President,
                                                     Senior Loan Officer


                                             FREMONT FINANCIAL CORPORATION


                                             By: /s/ THOMAS E. LANE
                                                 -------------------------------
                                                     Thomas E. Lane
                                             Title:  Vice President


                                             FLEET BUSINESS CREDIT CORPORATION
                                             (f/k/a SANWA BUSINESS CREDIT CORP.)


                                             By: /s/ MATTHEW R. VAN STEENHUYSE
                                                 -------------------------------
                                                     Matthew R. Van Steenhuyse
                                             Title:  Senior Vice President



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                            RATIFICATION OF GUARANTY

         The undersigned guarantors hereby acknowledges and consents to the foregoing First Amendment as of April 8, 1999, and agrees that the Guarantee dated as of November 4, 1998 from WD UK and the Guaranty dated as of February 12, 1999 from WDC Storage Systems, Inc. in favor of the Agent and each of the Banks remains in full force and effect, and each Guarantor confirms and ratifies all of its obligations thereunder.


                                              WDC STORAGE SYSTEMS, INC.


                                              By: /s/ A. KEITH PLANT
                                                  ------------------------------
                                              Title:  President


                                              WESTERN DIGITAL (U.K.) LIMITED


                                              By: /s/ MICHAEL A. CORNELIUS
                                                  ------------------------------
                                              Title:  Assistant Secretary



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